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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of the earliest event reported): DECEMBER 21, 2005

                          PRIMEDEX HEALTH SYSTEMS, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         NEW YORK                    0-19019                     13-3326724
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

                               1510 COTNER AVENUE
                          LOS ANGELES, CALIFORNIA 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01         OTHER EVENTS

         Morgan Stanley Senior Funding ("Morgan Stanley"), Bear, Stearns & Co., Inc. and Bear Stearns Corporate Lending, Inc. (together with its affiliates "Bear Stearns") have advised us that that as a result of present market conditions, they are unable to complete the previously announced transaction for the sale of Senior Secured Credit Facilities for us on terms and pricing that would be acceptable to us. We have determined to follow their advice and recommendation to terminate the pursuit of this financing at this time.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 21, 2005                            PRIMEDEX HEALTH SYSTEMS, INC.


                                             /s/ Howard G. Berger
                                             -----------------------------------
                                             Howard G. Berger, M.D.
                                             PRESIDENT